8. INCOME TAXES (Details - Deferred tax assets) - USD ($)	Mar. 31, 2016	Mar. 31, 2015
Deferred tax assets:
Capitalized research and development	$ 3,442,000	$ 3,442,000
Net operating loss carryforwards	20,126,000	17,927,000
Total deferred tax assets	23,568,000	21,369,000
Total deferred tax liabilities	0	0
Net deferred tax assets	23,568,000	21,369,000
Valuation allowance for deferred tax assets	(23,568,000)	(21,369,000)
Net deferred tax assets	$ 0	$ 0